Basic and Diluted Loss Per Ordinary Share	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
Basic and diluted loss per ordinary share

4. Basic and diluted loss per ordinary share

	2024	2023	2022
	(in thousands, except per share data)
	£	£	£
Loss for the year	(18,997)	(27,632)	(32,021)
Basic and diluted weighted average number of ordinary shares	74,191	52,573	52,235

	£	£	£
Basic and diluted loss per ordinary share	(0.26)	(0.53)	(0.61)

Basic loss per ordinary share is calculated by dividing the loss for the year attributable to the equity holders of the Company by the weighted average number of ordinary shares outstanding during the year.

The equity-settled transactions were considered to be anti-dilutive as they would have decreased the loss per ordinary share and were therefore excluded from the calculation of diluted loss per ordinary share.